Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 3. Fair Value Measurements
The accounting guidance defines fair value, establishes a consistent framework for measuring fair value and expands disclosure for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the accounting guidance establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:
Level
 1
— Observable inputs such as quoted prices in active markets;
Level
 2
— Inputs other than quoted prices in active markets that are either directly or indirectly observable; and
Level
 3
— Unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
At December 31, 2021 and 2020, we did not have financial assets that are measured at fair value on a recurring basis.
As further described in Note
7
, between April 2020 and December 2020, we entered into several SAFEs, (collectively the “2020 SAFEs”) with certain investors. We recorded the liability related to the 2020 SAFEs at fair value and subsequently remeasured the instruments to fair value using level 3 fair value measurements.
The fair value of the 2020 SAFEs was determined based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. We determined the fair value of the 2020 SAFEs based on the amount of proceeds received from new third-party investors for the 2020 SAFEs, the terms of the 2020 SAFEs, including the rate at which the 2020 SAFEs convert into qualified equity financing securities, the probability and timing of a qualified equity financing and the fair value of the underlying preferred stock. Estimates and assumptions impacting the fair value measurement include the probability of a qualified equity financing as defined in the 2020 SAFEs agreements, the expected timing of such event, and the fair value of our Series A preferred stock (the “Series A Preferred”). We estimated the probability and timing of the qualified equity financing based on management’s assumptions and knowledge of specified events at issuance and as of each reporting date.
The following table provides a reconciliation of all liabilities measured at fair value using Level 3 significant unobservable inputs (in thousands):

2020 SAFEs issued in February 27, 2020 (inception) through December 31, 2020	$7,115
Change in fair value during the period	7,693

Balance as of December 31, 2020	14,808
Conversion into shares of convertible preferred stock	(14,808)

Balance as of December 31, 2021	$—